UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2025

FTAC EMERALD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41168	86-2170416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	FLDDU	Pink Open Market
Shares of Class A common stock, par value $0.0001 per share, included as part of the units	FLDD	OTCQB Venture Market
Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	FLDDW	OTCQB Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

As previously announced, on July 24, 2024, FTAC Emerald Acquisition Corp. (the “Company” or “FTAC Emerald”) and Fold, Inc. (“Fold”) announced that they have entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, EMLD Merger Sub Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), and Fold, pursuant to which, among other things, Merger Sub will be merged with and into Fold with Fold surviving the merger as a wholly-owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

On February 13, 2025, the Company held a special meeting in lieu of annual meeting of stockholders (the “Special Meeting”). At the Special Meeting, only those holders of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”) at the close of business on January 15, 2025, the record date, were entitled to vote. As of the record date, 14,237,038 shares of Common Stock were outstanding and entitled to vote. At the Special Meeting, a total of 11,813,174 shares of Common Stock, representing approximately 82.975% of the outstanding shares of Common Stock entitled to vote, were present online or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the proposals described below were considered. Each proposal voted on at the Special Meeting is further described in detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to stockholders commencing on or about January 23, 2025 (“Proxy Statement”).

The final results of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

1. With respect to the approval and adoption of the Merger Agreement, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,805,377	7,786	11	0

2. With respect to the approval and adoption of the proposed Third Amended and Restated Certificate of Incorporation (“Proposed Charter”) and the proposed Amended and Restated Bylaws (“Proposed Bylaws”) of the combined company after the Business Combination (“New Fold”), the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,803,373	9,786	15	0

3A. With respect to the approval and adoption of an increase of the authorized shares to 600,000,000 shares of common stock, par value $0.0001 per share of New Fold (“New Fold Common Stock”) and an increase of the authorized shares of preferred stock to 20,000,000 shares of preferred stock, par value $0.0001 per share of New Fold the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,402,255	410,817	102	0

3B. With respect to the approval and adoption of an affirmative vote of 66⅔% of the voting power of all then-outstanding shares of New Fold Common Stock to alter, amend, or repeal ARTICLES IV, V, VI, VII, VIII, IX and X of the Proposed Charter, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,401,806	410,996	372	0

3C. With respect to the approval and adoption of an affirmative vote of 66⅔% of the voting power of all then- outstanding shares of New Fold Common Stock to alter, amend, or repeal the Proposed Bylaws, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,401,917	410,896	361	0

3D. With respect to the approval of the elimination of certain provisions related to the Company’s status as a blank check company, including changing the Company’s name from “FTAC Emerald Acquisition Corp.” to “Fold Holdings, Inc.,” the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,805,338	7,836	0	0

4. With respect to the election of two Class I directors, two Class II directors and three Class III directors, effective as of and contingent upon the consummation of the Business Combination, to serve on the Company’s board of directors until the 2025, 2026 and 2027 annual meeting of stockholders, respectively, the votes were as follows:

Class I – 2025 Annual Meeting of Stockholders

Bracebridge H. Young, Jr.

FOR	AGAINST	ABSTAIN	NON-VOTES
11,802,968	9,797	409	0

Andrew Hohns

FOR	AGAINST	ABSTAIN	NON-VOTES
11,803,115	9,786	273	0

Class II – 2026 Annual Meeting of Stockholders

Jonathan Kirkwood

FOR	AGAINST	ABSTAIN	NON-VOTES
11,803,146	9,797	231	0

Will Reeves

FOR	AGAINST	ABSTAIN	NON-VOTES
11,803,328	9,797	49	0

Class III – 2027 Annual Meeting of Stockholders

Erez Simha

FOR	AGAINST	ABSTAIN	NON-VOTES
11,802,068	10,697	409	0

Kirstin Hill

FOR	AGAINST	ABSTAIN	NON-VOTES
11,803,010	9,797	367	0

Lesley Goldwasser

FOR	AGAINST	ABSTAIN	NON-VOTES
11,803,030	9,797	347	0

5. With respect to the approval and adoption of the New Fold 2025 Incentive Award Plan (as defined in the Proxy Statement), the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,804,072	8,903	199	0

6. With respect to the approval and adoption of the New Fold Employee Stock Purchase Plan (as defined in the Proxy Statement), the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,803,660	8,849	665	0

7. With respect to the approval of, for purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC, the issuance of shares of Common Stock pursuant to the Merger Agreement, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,805,335	7,836	3	0

8. With respect to the approval of a proposal to adjourn the Special Meeting to a later date, if necessary, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
11,804,076	8,806	292	0

Item 8.01 Other Events.

On February 13, 2025, the Company announced the results of the Special Meeting via press release. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 8.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2025	FTAC EMERALD ACQUISITION CORP.

	By:	/s/ Bracebridge H. Young, Jr.
	Name:	Bracebridge H. Young, Jr.
	Title:	President and Chief Executive Officer